EXHIBIT 10.1

SECOND AMENDMENT
TO THE
APPLIED INDUSTRIAL TECHNOLOGIES, INC.
DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
(Post-2004 Terms)
WHEREAS, the Applied Industrial Technologies, Inc. Deferred Compensation Plan for Non-Employee directors (formerly known as the Bearings, Inc. Deferred Compensation Plan for Non-Employee Directors and hereinafter referred to as the “Plan”) was established effective as of July 1, 1991, by Bearings, Inc., the predecessor to Applied Industrial Technologies, Inc. (hereinafter referred to as the “Company”) to provide non-employee members of the Board of Directors of the Company with a means to defer receipt of all or a portion of the compensation payable to them for their services as Directors; and
WHEREAS, the Plan was restated as of September 2003; and
WHEREAS, in order to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (hereinafter referred to as “Section 409A”), the Plan was bifurcated into two parts; with the non-grandfathered part being referred to as the “Post-2004 Terms”); and
WHEREAS, pursuant to a First Amendment the Company revised the Post-2004 Terms effective as of January 1, 2009; and
WHEREAS, the Company desires to further amend the Post-2004 Terms to revise, effective January 1, 2015, the deferral provisions thereof;
NOW, THEREFORE, the Post-2004 Terms are hereby amended, effective as of January 1, 2015, to provide as follows:

1.    Section 2.1 of the Post-2004 Terms is revised by the addition of the following sentence at the end thereof:

“Notwithstanding the foregoing, a Director shall not be eligible to participate in the Plan under the Post-2004 Terms for services performed after December 31, 2014.”
2.    Section 2.2 of the Post-2004 Terms is revised by the addition of the following sentence at the end thereof:

“Notwithstanding the foregoing, elections of Directors, pursuant to Election Forms, to defer receipt of all or a portion of Compensation earned after December 31, 2014, are not permitted.”

Executed at Cleveland, Ohio, this 11th of February, 2014.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

By:    /s/ Neil A. Schrimsher

Title:     President & Chief Executive Officer